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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 6, 2003


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)


        New Jersey                       001-09120                 22-2625848
     (State or other              (Commission File Number)       (I.R.S. Employer
Jurisdiction of incorporation)                                  Identification No.)


                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
              (Registrant's telephone number, including area code)
                               http://www.pseg.com

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)

         New Jersey                     001-00973                 22-1212800
     (State or other              (Commission File Number)     (I.R.S. Employer
Jurisdiction of incorporation)                                Identification No.)


                           80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
              (Registrant's telephone number, including area code)
                               http://www.pseg.com



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This combined Form 8-K is separately filed by Public Service Enterprise Group
Incorporated (PSEG) and Public Service Electric and Gas Company (PSE&G). Information contained herein relating to any individual company is filed by such company on its own behalf.

Item 5. Other Events

On June 6, 2003, PSEG announced its subsidiary, PSE&G, signed an agreement with various parties in its Electric Base Rate Case proceedings.

A copy of the press release dated June 6, 2003 is attached to this Form 8-K, incorporated herein by reference and filed herewith as Exhibit 99.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                             PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                           (Registrant)


                                 By:     /s/ Patricia A. Rado
                                      -------------------------------
                                            Patricia A. Rado
                                    Vice President and Controller
                                      (Principal Accounting Officer)


Date: June 6, 2003

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                            PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                                       (Registrant)


                             By:         /s/ Patricia A. Rado
                                 ----------------------------------
                                          Patricia A. Rado
                                  Vice President and Controller
                                 (Principal Accounting Officer)


Date: June 6, 2003



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